UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2018, First Foundation Inc. (the “Company”) and First Foundation Bank (“FFB”) entered into a Fourth Amendment to Employment Agreement with Scott F. Kavanaugh; the Company, First Foundation Advisors (“FFA”) and FFB entered into a Fourth Amendment to Employment Agreement with John M. Michel; FFA entered into a Fourth Amendment to Employment Agreement with John A. Hakopian; the Company and FFA entered into a Fourth Amendment to Employment Agreement with Ulrich E. Keller, Jr. (each, the “Fourth Amendment”); and FFB entered into a First Amendment to Employment Agreement with David DePillo (the “First Amendment”).

Each Fourth Amendment amends an Employment Agreement, dated December 31, 2009, as amended, and the First Amendment amends an Employment Agreement, dated May 11, 2015 (each, the “Employment Agreement”). Each Fourth Amendment and the First Amendment extends the term of such person’s employment until December 31, 2020. Each Fourth Amendment and the First Amendment also provides for changes relating to the timing of payments upon termination of employment under certain circumstances and provides for certain updates to reflect best practices in connection with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder. No other material changes were made to the current terms of each person’s Employment Agreement.

A copy of the Fourth Amendment with each of Scott F. Kavanaugh, John M. Michel, John A. Hakopian and Ulrich E. Keller, Jr. is attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and a copy of the First Amendment with David DePillo is attached hereto as Exhibit 10.5, and each is incorporated herein by this reference. The foregoing description is qualified in its entirety by reference to such amendments.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Employment Agreement, dated February 7, 2018 by and between the Company, FFB and Scott F. Kavanaugh.

10.2	Fourth Amendment to Employment Agreement, dated February 7, 2018 by and between the Company, FFA, FFB and John M. Michel.

10.3	Fourth Amendment to Employment Agreement, dated February 7, 2018 by and between FFA and John A. Hakopian.

10.4	Fourth Amendment to Employment Agreement, dated February 7, 2018 by and between the Company, FFA and Ulrich E. Keller, Jr.
10.5	First Amendment to Employment Agreement, dated February 7, 2018 by and between FFB and David DePillo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: February 7, 2018	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer